Sub-Item 77Q1(a)

                                AMENDMENT NO. 18
                             TO AMENDED AND RESTATED
                      AGREEMENT AND DECLARATION OF TRUST OF
                 AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

          This Amendment No. 18 (the "Amendment") to the Amended and Restated Agreement and Declaration of Trust of AIM Investment Funds (Invesco Investment Funds) (the "Trust") amends, effective January 20, 2011, the Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the "Agreement").

          Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

          WHEREAS, the Trust desires to amend the Agreement to add Invesco Emerging Markets Equity Fund;

          NOW, THEREFORE, the Agreement is hereby amended as follows:

     1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

     2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

     3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

     IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of January 20, 2011.


                                        By: /s/ John M. Zerr
                                            ------------------------------------
                                        Name:  John M. Zerr
                                        Title: Senior Vice President

                                    EXHIBIT 1

                                   "SCHEDULE A
                 AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
                         PORTFOLIOS AND CLASSES THEREOF

                        PORTFOLIO                           CLASSES OF EACH PORTFOLIO
                        ---------                          ---------------------------
Invesco Balanced-Risk Allocation Fund                      Class A Shares
                                                           Class B Shares
                                                           Class C Shares
                                                           Class R Shares
                                                           Class Y Shares
                                                           Institutional Class Shares
Invesco Balanced-Risk Commodity Strategy Fund              Class A Shares
                                                           Class B Shares
                                                           Class C Shares
                                                           Class R Shares
                                                           Class Y Shares
                                                           Institutional Class Shares
Invesco China Fund                                         Class A Shares
                                                           Class B Shares
                                                           Class C Shares
                                                           Class Y Shares
                                                           Institutional Class Shares
Invesco Commodities Strategy Fund                          Class A Shares
                                                           Class B Shares
                                                           Class C Shares
                                                           Class R Shares
                                                           Class Y Shares
                                                           Institutional Class Shares
Invesco Developing Markets Fund                            Class A Shares
                                                           Class B Shares
                                                           Class C Shares
                                                           Class Y Shares
                                                           Institutional Class Shares
Invesco Emerging Markets Equity Fund                       Class A Shares
                                                           Class C Shares
                                                           Class R Shares
                                                           Class Y Shares
                                                           Institutional Class Shares
Invesco Emerging Market Local Currency Debt Fund           Class A Shares
                                                           Class B Shares
                                                           Class C Shares
                                                           Class R Shares
                                                           Class Y Shares
                                                           Institutional Class Shares

                        PORTFOLIO                           CLASSES OF EACH PORTFOLIO
                        ---------                          ---------------------------
Invesco Endeavor Fund                                      Class A Shares
                                                           Class B Shares
                                                           Class C Shares
                                                           Class R Shares
                                                           Class Y Shares
                                                           Institutional Class Shares
Invesco Global Fund                                        Class A Shares
                                                           Class B Shares
                                                           Class C Shares
                                                           Class R Shares
                                                           Class Y Shares
                                                           Institutional Class Shares
Invesco Global Advantage Fund                              Class A Shares
                                                           Class B Shares
                                                           Class C Shares
                                                           Class Y Shares
Invesco Global Dividend Growth Securities Fund             Class A Shares
                                                           Class B Shares
                                                           Class C Shares
                                                           Class Y Shares
Invesco Global Health Care Fund                            Class A Shares
                                                           Class B Shares
                                                           Class C Shares
                                                           Class Y Shares
                                                           Investor Class Shares
                                                           Institutional Class Shares
Invesco Health Sciences Fund                               Class A Shares
                                                           Class B Shares
                                                           Class C Shares
                                                           Class Y Shares
Invesco International Total Return Fund                    Class A Shares
                                                           Class B Shares
                                                           Class C Shares
                                                           Class Y Shares
                                                           Institutional Class Shares
Invesco Japan Fund                                         Class A Shares
                                                           Class B Shares
                                                           Class C Shares
                                                           Class Y Shares
                                                           Institutional Class Shares
Invesco LIBOR Alpha Fund                                   Class A Shares
                                                           Class C Shares
                                                           Class R Shares
                                                           Class Y Shares
                                                           Institutional Class Shares

                        PORTFOLIO                           CLASSES OF EACH PORTFOLIO
                        ---------                          ---------------------------
Invesco Pacific Growth Fund                                Class A Shares
                                                           Class B Shares
                                                           Class C Shares
                                                           Class R Shares
                                                           Class Y Shares
                                                           Institutional Class Shares
Invesco Small Companies Fund                               Class A Shares
                                                           Class B Shares
                                                           Class C Shares
                                                           Class R Shares
                                                           Class Y Shares
                                                           Institutional Class Shares
Invesco Van Kampen Emerging Markets Fund                   Class A Shares
                                                           Class B Shares
                                                           Class C Shares
                                                           Class Y Shares
                                                           Institutional Class Shares
Invesco Van Kampen Global Equity Allocation Fund           Class A Shares
                                                           Class B Shares
                                                           Class C Shares
                                                           Class Y Shares
Invesco Van Kampen Global Franchise Fund                   Class A Shares
                                                           Class B Shares
                                                           Class C Shares
                                                           Class Y Shares
Invesco Van Kampen Global Tactical Asset Allocation Fund   Class A Shares
                                                           Class B Shares
                                                           Class C Shares
                                                           Class R Shares
                                                           Class Y Shares
                                                           Institutional Class Shares
Invesco Van Kampen International Advantage Fund            Class A Shares
                                                           Class B Shares
                                                           Class C Shares
                                                           Class Y Shares
Invesco Van Kampen International Growth Fund               Class A Shares
                                                           Class B Shares
                                                           Class C Shares
                                                           Class R Shares
                                                           Class Y Shares
                                                           Institutional Class Shares"